UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

AMERICAN AIRLINES GROUP INC.

AMERICAN AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas 4333 Amon Carter Blvd., Fort Worth, Texas		76155 76155
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(817) 963-1234

(817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 1, 2017 (the “Closing Date”), American Airlines, Inc. (“American”) and American Airlines Group Inc. (“AAG”) entered into a Third Amendment to Credit and Guaranty Agreement (the “Third Amendment”), amending the Credit and Guaranty Agreement dated as of April 29, 2016 (as amended prior to the date hereof, the “April 2016 Credit Agreement”), among American, AAG, the lenders from time to time party thereto, Barclays Bank PLC, as administrative agent, and certain other parties thereto.

On the Closing Date, the aggregate principal amount of the term loans outstanding under the April 2016 Credit Agreement (the “Existing Term Loans”) was $990 million. Under the Third Amendment, among other things, American refinanced the Existing Term Loans with proceeds of term loans incurred pursuant to the Third Amendment (the “2017 Term Loans”). Pursuant to the Third Amendment, the interest rate margin on the 2017 Term Loans was reduced to 2.00% for those loans with interest rates based on LIBOR (compared to 2.50% for the Existing Term Loans) and to 1.00% for loans with interest rates based on an index (compared to 1.50% for the Existing Term Loans). The revolving credit facility under the April 2016 Credit Agreement remains unchanged and, as of the Closing Date, there were no borrowings or letters of credit outstanding thereunder.

See the Quarterly Report on Form 10-Q of AAG and American for the period ended September 30, 2017 for more information regarding the credit facilities established under the April 2016 Credit Agreement.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information described under Item 1.01 above “Entry into a Material Definitive Agreement” is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: November 1, 2017	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: November 1, 2017	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer